UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 7, 2024

ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-31775	86-1062192
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AHT	New York Stock Exchange
Preferred Stock, Series D	AHT-PD	New York Stock Exchange
Preferred Stock, Series F	AHT-PF	New York Stock Exchange
Preferred Stock, Series G	AHT-PG	New York Stock Exchange
Preferred Stock, Series H	AHT-PH	New York Stock Exchange
Preferred Stock, Series I	AHT-PI	New York Stock Exchange

ITEM 7.01    REGULATION FD DISCLOSURE.

On November 7, 2024, Ashford Hospitality Trust, Inc. (the “Company”) issued a press release announcing that it has successfully refinanced its mortgage loan secured by the 703-room Marriott Crystal Gateway Hotel located in Arlington, Virginia, which had a final maturity date in November 2026.

The new, non-recourse loan totals $121.5 million and has a three-year initial term with two one-year extension options, subject to the satisfaction of certain conditions. The loan is interest only and provides for a floating interest rate of SOFR + 4.86%. The refinancing resulted in approximately $31 million of excess proceeds that will be used to pay down the Company’s strategic financing.

The Company had previously announced a reduction in the exit fee on its strategic financing from 15.0% to 12.5% of the original loan balance through December 15, 2024, provided that the outstanding loan balance had been reduced to $50 million or less by November 15, 2024. The $31 million pay down along with an additional paydown the Company intends to make next week, will result in a loan balance below $50 million, triggering the reduced exit fee.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits
Exhibit Number        Description

99.1    Press Release of the Company, dated November 7, 2024
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD HOSPITALITY TRUST, INC.

Dated: November 7, 2024	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary